As filed with the Securities and Exchange Commission on June 3, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Name and address of agent for service)

(813) 791-7333

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

(a)

Annual Report March 31, 2022

DoubleLine Selective Credit Fund

I Share Class: DBSCX

Shares of the DoubleLine Selective Credit Fund (the “Fund”) may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, as amended, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts.

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

Annual Report	|	March 31, 2022	3

President’s Letter	(Unaudited) March 31, 2022

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Selective Credit Fund (DBSCX, the “Fund”), I am pleased to deliver this Annual Report for the 12-month period ended March 31, 2022. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877) 354-6311 or visit our website www.doublelinefunds.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

May 1, 2022

4	DoubleLine Selective Credit Fund

Financial Markets Highlights	(Unaudited) March 31, 2022

•	Non-Agency Residential Mortgage-Backed Securities

For the 12-month period ended March 31, 2022, non-Agency residential mortgage-backed securities weakened, as strong supply of new issuance coupled with rising U.S. Treasury yields weighed negatively on the sector. However, credit fundamentals remained solid, as the mortgage forbearance rate declined 320 basis points (bps) to finish the period at 2.00% for private-label mortgages, as measured by real estate lending data firm Black Knight. Home prices remained near their all-time highs, posting 19.1% year-over-year growth in January, the most recent month for which data was available as measured by the S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index. The supply of existing homes available to purchase at the current pace of sales fell to 1.7 months in February, the most recent month for which data was available as measured by the National Association of Realtors Existing-Home Sales Report, signaling severe lack of supply. The Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index rose 150 bps to finish the 12-month period at 4.67%. The period recorded $221 billion in gross issuance compared to $114.6 billion in the same period a year ago, according to BofA Global Research, which expects net issuance to increase to $66 billion for calendar year 2022 versus $6 billion in 2021.

•	Non-Agency Commercial Mortgage-Backed Securities

For the 12-month period ended March 31, 2022, $177.5 billion of new-issue non-Agency commercial mortgage-backed securities (CMBS) priced, compared to $64.3 billion in the previous 12-month period. Investors gained confidence in 2021 with the COVID-19 situation, contributing to a record year for new issuance, totaling $157.1 billion, a 141% increase over 2020 and a 33% increase over 2019. While the first three months of 2022 marked strong issuance volume of $44.7 billion, an 84% increase over the same period a year ago, issuance slowed down in the latter months as a result of macroeconomic and geopolitical risks. Secondary non-Agency CMBS spreads were mixed throughout the 12-month period, initially stabilizing in the first half of 2021 but moving wider in the fourth quarter as a result of heavy sustained issuance. Spreads widened further in the first quarter of 2022 as investors weighed the impact of inflation, higher interest rates and a protracted Russia-Ukraine war. Spreads widened 25 basis points (bps) for AAA last cash flows (LCFs) and 70 bps for BBB- LCFs. The 30-day-plus delinquency rate for commercial real estate loans fell to 3.73% at the end of March 2022 versus 6.58% a year ago, as measured by financial data firm Trepp. The rate’s dip in March 2022 was the 20th monthly decline in 21 months. The Bloomberg US CMBS ERISA Only Index returned negative 4.46% for the 12-month period, underperforming the broader Bloomberg US Aggregate Bond Index’s negative 4.15%. The RCA Commercial Property Price Index increased 19.4% for the 12-month period ended February 28, the most recent month for which data was available, compared to 7.3% over the previous 12-month period.

•	Collateralized Loan Obligations

For the 12-month period ended March 31, 2022, the collateralized loan obligation (CLO) market priced $177.6 billion in new issuance across 358 deals. Refinancing and reset activity contributed an additional $194.7 billion to supply via 420 deals, with resets accounting for 61% of that total. While CLO market-value based metrics saw little net change over the 12-month period, CLO fundamentals continued to strengthen. The last 12-month U.S. leveraged loan default rate by principal amount fell nearly 3 points, ending the period at 0.19%, its lowest level since December 2011. CLO secondary trading volume rose 59% in the 12-month period, per Trade Reporting and Compliance Engine data. Spread movements across the capital structure varied, with investment grade tranches widening as indexes for new-issue CLOs migrated from LIBOR to the Secured Overnight Financing Rate. The J.P. Morgan Collateralized Loan Obligation Total Return Level Index returned 1.22% over the 12-month period.

Annual Report	|	March 31, 2022	5

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2022

For the 12-month period ended March 31, 2022, the DoubleLine Selective Credit Fund outperformed the Bloomberg US Aggregate Bond Index return of negative 4.15%. The Fund’s outperformance was primarily driven by asset allocation relative to the index, as structured fixed income sectors in the Fund broadly outperformed corporate credits in the index. The Fund also consistently maintained a shorter duration than the index in a period of rising U.S. Treasury yields, contributing to the Fund’s outperformance. The largest contributor to the Fund’s performance was non-Agency residential mortgage-backed securities, which benefited from a solid fundamental backdrop despite the rise in Treasury yields. Collateralized loan obligations rallied, contributing to the Fund’s performance, as investors favored floating-rate products in a period when the Federal Reserve’s stance on inflation grew more hawkish. Commercial mortgage-backed securities and asset-backed securities also marked positive returns, contributing to the Fund’s performance.

12-Month Period Ended 3-31-22	12-months

I Share (DBSCX)	0.47%

Bloomberg US Aggregate Bond Index*	-4.15%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2022, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund. It may also be used as sales literature when preceded or accompanied by the current private placement memorandum.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11. You should read these reports and the Fund’s private placement memorandum carefully before investing.

The performance information shown assumes the reinvestment of all dividends and distributions. Investment performance reflects management fees and other fund expenses, including fee waivers in effect. In the absence of such waivers, total return would be reduced. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1 (877) DLINE 11 / 1 (877) 354-6311.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings as of period end.

Since the Fund is currently offered only to a limited number of investors, as described in the private placement memorandum, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses as a percentage of net assets at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. A liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other assets classes and investments. Additional principal risks for the Fund can be found in the private placement memorandum.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Index Descriptions and Other Definitions

The index descriptions provided herein are based on information provided on the respective index provider’s website or from other third-party sources. The Fund and DoubleLine have not verified these index descriptions and disclaim responsibility for their accuracy and completeness.

Basis Points (BPS)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Bloomberg US Aggregate Bond Index—This index represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg US Commercial Mortgage-Backed Securities (CMBS) ERISA Only Index—This index measures on a total return basis the performance of investment grade commercial mortgage-backed securities (CMBS). The index includes only CMBS that are compliant with the Employee Retirement Income Security Act (ERISA) of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment as long as certain conditions are met, including that the certificates be rated in one of the three highest categories by Fitch, Moody’s or Standard & Poor’s.

6	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2022

Duration—Measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index—This index tracks the 30-year fixed-rate mortgages component of the Freddie Mac Primary Mortgage Market Survey (PMMS), which tracks the most-popular 30- and 15-year fixed-rate mortgages, and 5-1 hybrid amortizing adjustable-rate mortgage products among a mix of lender types.

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

Last Cash Flow (LCF)—Last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—Indicative average interest rate at which a selection of banks, known as the “panel banks,” are prepared to lend one another unsecured funds on the London money market.

National Association of Realtors Existing-Home Sales Report—This report tracks sales and prices of existing single-family homes for the nation overall, and gives breakdowns for the West, Midwest, South and Northeast regions of the country. These figures include condos and co-ops in addition to single-family homes.

RCA Commercial Property Price Index (CPPI)—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property round-trip investment price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index—This index measures the value of residential real estate in 20 major U.S. metropolitan areas: Atlanta; Boston; Charlotte; Chicago; Cleveland; Dallas; Denver; Detroit; Las Vegas; Los Angeles; Miami; Minneapolis; New York City; Phoenix; Portland, Oregon; San Diego; San Francisco; Seattle; Tampa; and Washington, D.C.

Secured Overnight Financing Rate (SOFR)—Benchmark interest rate for U.S. dollar-denominated derivatives and loans that is replacing the London Interbank Offered Rate (LIBOR). Interest rate swaps on more than $80 trillion in notional debt switched to the SOFR in October 2020. This transition is expected to increase long-term liquidity but also result in substantial short-term trading volatility in derivatives.

Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

Annual Report	|	March 31, 2022	7

Standardized Performance Summary	(Unaudited) March 31, 2022

DBSCX
DoubleLine Selective Credit Fund Returns as of March 31, 2022	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (8-4-14 to 3-31-22)

I-share (DBSCX)	0.47%	2.46%	3.79%	4.42%

Bloomberg US Aggregate Bond Index	-4.15%	1.69%	2.14%	2.17%

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (813) 791-7333.

8	DoubleLine Selective Credit Fund

Growth of Investment	(Unaudited) March 31, 2022

DoubleLine Selective Credit Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	5 Year	Since Inception (8/4/2014)

DoubleLine Selective Credit Fund Class I	0.47%	3.79%	4.42%

Bloomberg US Aggregate Bond Index	-4.15%	2.14%	2.17%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The private placement memorandum contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a private placement memorandum, contact an authorized representative at 213-633-8200. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 213-633-8200 to receive performance results current to the most recent month-end.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the index at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2022	9

Schedule of Investments DoubleLine Selective Credit Fund	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.1%

	Waterfall Commercial Mortgage Trust,
868,040	Series 2015-SBC5-A	4.10%	(a)(b)	09/14/2022	860,144

	Total Asset Backed Obligations (Cost $867,970)				860,144

COLLATERALIZED LOAN OBLIGATIONS 0.2%

	Barings Ltd.,
1,000,000	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	6.70%	(b)	10/20/2030	945,430

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	7.39%	(b)	07/15/2029	913,360

	Total Collateralized Loan Obligations (Cost $1,980,000)				1,858,790

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 0.5%

	20 Times Square Trust,
381,000	Series 2018-20TS-G	3.10%	(a)(b)	05/15/2035	353,156

	BB-UBS Trust,
208,705	Series 2012-TFT-TE	3.56%	(a)(b)(e)	06/05/2030	169,840

	BX Commercial Mortgage Trust,
686,143	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	2.35%	(b)	03/15/2037	676,505

	Citigroup Commercial Mortgage Trust,
224,000	Series 2015-GC27-D	4.42%	(a)(b)	02/10/2048	207,527
155,000	Series 2016-GC36-D	2.85%	(b)	02/10/2049	105,450

	Commercial Mortgage Pass-Through Certificates,
194,000	Series 2014-CR19-C	4.70%	(a)	08/10/2047	191,359

	JP Morgan Chase Commercial Mortgage Securities Trust,
350,000	Series 2018-WPT-EFL (1 Month LIBOR USD + 2.85%, 2.60% Floor)	3.14%	(b)	07/05/2033	348,338
350,000	Series 2018-WPT-EFX	5.54%	(a)(b)	07/05/2033	349,884
350,000	Series 2018-WPT-FFX	5.54%	(a)(b)	07/05/2033	345,843

	Morgan Stanley Bank of America Merrill Lynch Trust,
250,000	Series 2014-C18-C	4.49%	(a)	10/15/2047	243,776
350,000	Series 2014-C19-C	4.00%		12/15/2047	342,589

	Morgan Stanley Capital Trust,
556,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	3.00%	(b)	11/15/2034	549,741

	Tharaldson Hotel Portfolio Trust,
409,901	Series 2018-THL-E (1 Month LIBOR USD + 3.48%, 3.18% Floor)	3.77%	(b)	11/11/2034	394,608

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,371,174)				4,278,616

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 88.3%

	Adjustable Rate Mortgage Trust,
4,185,737	Series 2005-10-5A1 (1 Month LIBOR USD + 0.52%, 0.52% Floor, 11.00% Cap)	0.98%		01/25/2036	4,018,082

	AMSR Trust,
1,750,000	Series 2020-SFR2-C	2.53%	(b)	07/17/2037	1,666,442
6,000,000	Series 2020-SFR4-E2	2.46%	(b)	11/17/2037	5,506,360
7,750,000	Series 2020-SFR4-F	2.86%	(b)	11/17/2037	7,108,030

	Angel Oak Mortgage Trust LLC,
1,512,918	Series 2019-4-A3	3.30%	(a)(b)	07/26/2049	1,512,826
4,500,000	Series 2021-5-M1	2.39%	(a)(b)	07/25/2066	4,112,740

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Arroyo Mortgage Trust,
7,539,000	Series 2019-3-M1	4.20%	(a)(b)	10/25/2048	7,297,744

	Asset Backed Pass-Through Certificates,
9,500,000	Series 2005-R4-M6 (1 Month LIBOR USD + 1.01%, 1.01% Floor)	1.46%		07/25/2035	9,205,718

	Asset Backed Securities Corporation Home Equity Loan Trust,
5,229,090	Series 2003-HE1-M3 (1 Month LIBOR USD + 5.25%, 5.25% Floor)	5.65%		01/15/2033	5,231,485

	Banc of America Funding Corporation,
1,267,896	Series 2006-2-2A11	5.50%		03/25/2036	1,166,406
1,063,920	Series 2007-1-TA8	6.35%		01/25/2037	1,032,717
3,649,856	Series 2014-R8-A2 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.70%	(b)	06/26/2036	3,406,302

	Banc of America Mortgage Securities Trust,
1,354,956	Series 2006-3-1A10	6.00%		10/25/2036	1,275,764

	BCAP LLC Trust,
11,765,209	Series 2012-RR4-6A2	2.75%	(a)(b)	11/26/2035	6,063,638
4,796,618	Series 2013-RR2-6A2	3.01%	(a)(b)	06/26/2037	4,001,463

	Bear Stearns Adjustable Rate Mortgage Trust
2,820,735	Series 2006-2-2A1	2.99%	(a)	07/25/2036	2,687,386

	Bear Stearns Alt-A Trust,
2,912,569	Series 2005-10-23A1	2.94%	(a)	01/25/2036	2,827,174
1,853,996	Series 2006-4-31A1	2.89%	(a)	07/25/2036	1,394,052

	Bear Stearns Asset Backed Securities Trust,
1,616,299	Series 2006-AC5-A1	6.75%		12/25/2036	1,601,943
6,994,550	Series 2006-AQ1-12A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.60%		10/25/2036	9,671,587
925,078	Series 2006-IM1-A1 (1 Month LIBOR USD + 0.46%, 0.46% Floor)	0.92%		04/25/2036	1,582,117

	BRAVO Residential Funding Trust,
10,407,346	Series 2021-B-A1	2.12%	(b)(f)	04/01/2069	10,051,180

	CAFL Issuer LLC,
10,200,000	Series 2021-RTL1-A1	2.24%	(b)(f)	03/28/2029	9,694,217

	Carrington Mortgage Loan Trust,
6,405,574	Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	0.60%		12/25/2036	6,091,439

	Chase Mortgage Finance Trust,
1,733,637	Series 2006-S2-1A9	6.25%		10/25/2036	1,043,153
3,887,310	Series 2006-S3-1A2	6.00%		11/25/2036	2,323,455
332,920	Series 2007-S3-1A12	6.00%		05/25/2037	203,341

	CHL Mortgage Pass-Through Trust,
91,857	Series 2006-10-1A11	5.85%		05/25/2036	55,865
2,134,910	Series 2006-13-1A17 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.19%	(c)(d)	09/25/2036	334,547
2,134,910	Series 2006-13-1A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.25% Cap)	1.06%		09/25/2036	712,869
542,419	Series 2006-17-A6	6.00%		12/25/2036	308,051
1,273,248	Series 2006-19-1A7	6.00%		01/25/2037	838,382
1,650,121	Series 2006-9-A2	6.00%		05/25/2036	1,078,193
6,399,517	Series 2007-15-1A29	6.25%		09/25/2037	4,967,079
5,497,087	Series 2007-21-1A1	6.25%		02/25/2038	3,549,659
468,630	Series 2007-4-1A10	6.00%		05/25/2037	276,989
337,931	Series 2007-8-1A5	5.44%		01/25/2038	200,195
3,931,344	Series 2007-HYB1-2A1	2.98%	(a)	03/25/2037	3,661,568

	Citigroup Mortgage Loan Trust, Inc.,
753,013	Series 2005-9-21A2	5.50%		11/25/2035	750,280
398,994	Series 2007-AR8-1A1A	3.02%	(a)	08/25/2047	385,891
8,380,000	Series 2007-WFH4-M3B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.46%		07/25/2037	8,240,403
1,208,139	Series 2011-12-1A2	3.02%	(a)(b)	04/25/2036	858,616
3,200,037	Series 2021-JL1-A	2.75%	(a)(b)	02/27/2062	3,085,226

	Citigroup Mortgage Loan Trust,
4,173,879	Series 2009-10-2A2	7.00%	(a)(b)	12/25/2035	3,544,121
10,151,898	Series 2019-A-PT1	3.92%	(b)	10/25/2058	9,312,547

10	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Mortgage Loan Trust, (Cont.)
16,758,874	Series 2019-E-A1	3.23%	(b)(f)	11/25/2070	16,769,713
10,200,647	Series 2020-RP1-A1	1.50%	(a)(b)	08/25/2064	9,602,310
1,040,000	Series 2020-RP1-M1	2.00%	(a)(b)	08/25/2064	932,010
874,000	Series 2020-RP1-M2	2.50%	(a)(b)	08/25/2064	799,236
738,000	Series 2020-RP1-M3	2.75%	(a)(b)	08/25/2064	653,203
1,948,959	Series 2020-RP1-PT5	7.75%	(a)(b)	08/25/2064	1,766,571

	CitiMortgage Alternative Loan Trust,
1,103,569	Series 2006-A1-1A6	6.00%		04/25/2036	1,080,228
4,752,098	Series 2006-A2-A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.06%		05/25/2036	4,183,865
5,233,200	Series 2006-A2-A6 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.94%	(c)(d)	05/25/2036	507,158
7,752,333	Series 2007-A5-1A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.10% Cap)	0.96%		05/25/2037	6,566,062
7,752,333	Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.14%	(c)(d)	05/25/2037	798,738
2,199,288	Series 2007-A6-1A4	6.00%		06/25/2037	2,150,815
1,498,782	Series 2007-A6-1A5	6.00%		06/25/2037	1,465,817
2,083,680	Series 2007-A8-A1	6.00%		10/25/2037	1,974,998

	Countrywide Alternative Loan Trust,
445,163	Series 2004-22CB-1A1	6.00%		10/25/2034	443,187
1,921,798	Series 2004-27CB-A6	5.50%		12/25/2034	1,846,486
948,431	Series 2005-28CB-2A7	5.75%		08/25/2035	789,132
2,272,930	Series 2005-4-1A3	5.75%		04/25/2035	1,931,909
1,245,545	Series 2005-46CB-A20	5.50%		10/25/2035	1,102,437
3,700,195	Series 2005-55CB-2A1	5.50%		11/25/2035	2,777,974
2,516,518	Series 2005-65CB-1A11	6.00%		01/25/2036	2,174,256
182,464	Series 2005-73CB-1A3	6.25%		01/25/2036	182,042
3,147,119	Series 2005-79CB-A1 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	1.01%		01/25/2036	1,804,189
3,147,119	Series 2005-79CB-A2 (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.49%	(c)(d)	01/25/2036	355,791
6,813,660	Series 2005-80CB-4A1	6.00%		02/25/2036	4,697,974
1,246,804	Series 2006-14CB-A8	6.00%		06/25/2036	886,988
2,648,857	Series 2006-41CB-2A12	6.00%		01/25/2037	1,845,333
1,011,156	Series 2006-41CB-2A15	5.75%		01/25/2037	687,782
3,138,326	Series 2006-46-A6	6.00%		02/25/2047	2,139,631
1,872,673	Series 2006-7CB-2A1	6.50%		05/25/2036	1,240,800
1,039,228	Series 2006-8T1-1A4	6.00%		04/25/2036	674,770
1,149,584	Series 2006-J4-2A13	6.00%		07/25/2036	885,861
3,165,722	Series 2006-J4-2A8	6.00%		07/25/2036	2,439,482
1,039,848	Series 2006-J6-A5	6.00%		09/25/2036	721,531
821,028	Series 2007-13-A4	6.00%		06/25/2047	562,229
12,333,020	Series 2007-16CB-3A1	6.75%		08/25/2037	4,369,289
4,728,940	Series 2007-OA8-1A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.82%		06/25/2047	4,129,007

	Countrywide Asset Backed Certificates,
17,419,460	Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.60%		06/25/2047	16,613,035
8,722,411	Series 2006-25-M1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.71%		06/25/2047	8,397,163

	Credit Suisse First Boston Mortgage Securities Corporation,
1,137,412	Series 2005-12-5A1	5.25%		01/25/2036	1,121,621
800,569	Series 2005-9-3A2	6.00%		10/25/2035	328,419
	Credit Suisse Mortgage Capital Certificates,
530,171	Series 2008-2R-1A1	6.00%	(b)(e)	07/25/2037	445,433
956,006	Series 2011-17R-1A2	5.75%	(b)	02/27/2037	984,035

	Credit Suisse Mortgage Capital Trust,
3,800,000	Series 2020-AFC1-M1	2.84%	(a)(b)	02/25/2050	3,623,222
5,700,000	Series 2022-JR1-A1	4.27%	(b)(f)	10/25/2066	5,668,975

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CSMC Mortgage-Backed Trust,
810,983	Series 2006-6-1A10	6.00%		07/25/2036	553,355
3,849,976	Series 2006-7-10A1	6.75%		08/25/2036	2,988,083

	CSMC Trust,
2,560,654	Series 2009-9R-10A2	5.50%	(b)	12/26/2035	1,772,567
13,632,590	Series 2020-RPL1-PT1	3.38%	(a)(b)	10/25/2069	13,305,204
2,441,824	Series 2021-JR1-A1	2.47%	(a)(b)	09/27/2066	2,353,590
3,720,966	Series 2021-JR2-A1	2.22%	(a)(b)	11/25/2061	3,627,753

	Deephaven Residential Mortgage Trust,
5,000,000	Series 2022-2-A1	4.30%	(a)(b)	03/25/2067	5,038,915

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
669,106	Series 2005-6-2A1	5.50%		12/25/2035	644,719
243,818	Series 2006-AB4-A1A	6.01%	(a)	10/25/2036	233,461

	Deutsche Mortgage Securities, Inc.,
825,803	Series 2009-RS2-1A2	2.78%	(a)(b)	09/26/2036	774,142

	Ellington Financial Mortgage Trust,
4,735,000	Series 2019-2-B1	4.07%	(a)(b)	11/25/2059	4,577,348

	First Horizon Alternative Mortgage Securities Trust,
602,561	Series 2005-FA8-1A3	5.50%		11/25/2035	394,745
1,774,955	Series 2007-FA3-A8	6.00%		06/25/2037	904,055
2,055,217	Series 2007-FA4-1A4	6.25%		08/25/2037	1,205,513

	First Horizon Mortgage Pass-Through Trust,
135,520	Series 2006-1-1A2	6.00%		05/25/2036	85,813

	FirstKey Homes Trust,
3,000,000	Series 2020-SFR1-F1	3.64%	(b)	08/17/2037	2,819,933
9,500,000	Series 2020-SFR2-D	1.97%	(b)	10/19/2037	8,710,999
9,500,000	Series 2020-SFR2-E	2.67%	(b)	10/19/2037	8,755,398

	FMC GMSR Issuer Trust,
10,000,000	Series 2021-GT1-A	3.62%	(a)(b)	07/25/2026	9,392,634

	FWDSecuritization Trust,
2,150,000	Series 2019-INV1-M1	3.48%	(a)(b)	06/25/2049	2,135,100

	GreenPoint Mortgage Funding Trust,
5,033,394	Series 2005-AR4-3A1 (12 Month US Treasury Average + 1.40%, 1.40% Floor)	1.54%		10/25/2045	4,219,009

	GSAMP Trust,
8,565,074	Series 2007-NC1-A1 (1 Month LIBOR USD + 0.13%, 0.13% Floor)	0.59%		12/25/2046	5,518,109

	GSR Mortgage Loan Trust,
294,634	Series 2006-2F-3A4	6.00%		02/25/2036	179,941
1,752,695	Series 2006-9F-5A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.09%	(c)(d)	10/25/2036	354,891
1,752,695	Series 2006-9F-5A3 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.91%		10/25/2036	771,216
862,001	Series 2007-1F-3A14	5.75%		01/25/2037	695,338
1,794,134	Series 2007-2F-3A3	6.00%		03/25/2037	1,220,824

	HarborView Mortgage Loan Trust,
5,146,733	Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor, 10.50% Cap)	0.87%		02/19/2046	4,693,646
4,074,442	Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	1.46%		10/25/2037	3,859,275

	Home Partners of America Trust,
3,739,182	Series 2019-2-C	3.02%	(b)	10/19/2039	3,457,326
3,978,849	Series 2019-2-D	3.12%	(b)	10/19/2039	3,644,780
7,489,598	Series 2019-2-E	3.32%	(b)	10/19/2039	6,849,472

	Home RE,
2,758,706	Series 2019-1-M1 (1 Month LIBOR USD + 1.65%)	2.11%	(b)	05/25/2029	2,757,961

	HSI Asset Loan Obligation Trust,
2,159,614	Series 2007-1-3A6	6.00%		06/25/2037	1,421,649

	IndyMac IMSC Mortgage Loan Trust,
3,660,518	Series 2007-AR1-3A1	3.05%	(a)	06/25/2037	3,214,521

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	11

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Alternative Loan Trust,
2,489,052	Series 2006-S4-A4	6.46%		12/25/2036	2,441,522
2,531,796	Series 2008-R2-A1	6.00%	(a)(b)	11/25/2036	1,828,290

	JP Morgan Mortgage Trust,
375,248	Series 2005-S3-1A1	6.50%		01/25/2036	254,051
1,469,022	Series 2006-A5-3A2	2.90%	(a)	08/25/2036	1,315,535
1,977,218	Series 2007-S1-2A8	5.75%		03/25/2037	1,104,345

	Lavender Trust,
972,660	Series 2010-R11A-A4	6.25%	(a)(b)	10/26/2036	525,560

	Legacy Mortgage Asset Trust,
12,500,000	Series 2019-GS6-A2	4.45%	(b)	06/25/2059	12,495,191
11,200,000	Series 2019-GS7-A2	4.50%	(b)	11/25/2059	11,159,858
13,160,342	Series 2019-RPL3-PT1	0.00%	(b)	06/25/2058	13,020,237
5,000,000	Series 2020-SL1-M	3.25%	(a)(b)	01/25/2060	4,804,625

	Lehman Mortgage Trust,
1,527,125	Series 2007-1-2A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.66%	(b)	06/25/2037	1,192,792
5,956,141	Series 2007-1-2A3 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.69%	(b)	06/25/2037	4,667,287

	Lehman Trust,
1,887,485	Series 2006-17-1A4A (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.80%		08/25/2046	1,816,633
26,189,822	Series 2007-14H-A3 (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.56%		07/25/2047	20,653,768

	LHOME Mortgage Trust,
622,502	Series 2019-RTL3-A1	3.87%	(b)	07/25/2024	622,855
3,000,000	Series 2021-RTL1-A2	2.86%	(a)(b)	09/25/2026	2,832,391

	Long Beach Mortgage Loan Trust,
7,064,014	Series 2006-2-2A4 (1 Month LIBOR USD + 0.58%, 0.58% Floor)	1.04%		03/25/2046	3,301,954

	MASTR Adjustable Rate Mortgages Trust,
4,889,993	Series 2005-6-3A2	2.54%	(a)	07/25/2035	2,200,830

	MASTR Alternative Loans Trust,
1,073,810	Series 2004-10-5A5	5.75%		09/25/2034	1,062,402

	MASTR Asset Backed Securities Trust,
16,456,557	Series 2006-WMC3-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.59%		08/25/2036	7,380,066

	Merrill Lynch Alternative Note Asset Trust,
1,421,291	Series 2007-F1-2A6	6.00%		03/25/2037	754,523

	Merrill Lynch Mortgage Investors Trust,
1,054,895	Series 2006-AF1-AF3B	6.25%		08/25/2036	612,692

	MFT Trust,
4,600,000	Series 2021-NQM2-M1	2.37%	(a)(b)	11/25/2064	4,156,513

	Morgan Stanley Mortgage Loan Trust,
4,074,737	Series 2005-10-4A1	5.50%		12/25/2035	3,033,723
711,183	Series 2007-12-3A4	6.25%		08/25/2037	403,316

	Morgan Stanley Resecuritization Trust,
18,435,494	Series 2014-R7-B1	3.73%	(a)(b)	01/26/2051	18,706,208

	New Century Home Equity Loan Trust,
3,988,888	Series 2006-1-A2B (1 Month LIBOR USD + 0.36%, 0.36% Floor, 12.50% Cap)	0.82%		05/25/2036	3,935,241

	New Residential Mortgage Loan Trust,
2,300,000	Series 2019-NQM4-B1	3.74%	(a)(b)	09/25/2059	2,194,776

	NLT Trust,
4,500,000	Series 2021-INV2-B1	3.32%	(a)(b)	08/25/2056	4,107,103

	Nomura Asset Acceptance Corporation,
3,301,070	Series 2006-AP1-A2	5.52%	(a)	01/25/2036	1,307,792
898,714	Series 2007-1-1A1A	6.00%		03/25/2047	872,461

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Oaktown Ltd.,
12,000,000	Series 2018-1A-M2 (1 Month LIBOR USD + 2.85%)	3.31%	(b)	07/25/2028	11,993,444

	Opteum Mortgage Acceptance Corporation Trust,
7,227,255	Series 2006-2-A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor)	1.00%		07/25/2036	3,322,414

	PMT Credit Risk Transfer Trust 2019-2R,
6,664,603	Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	3.20%	(b)	05/27/2023	6,615,068

	PMT Credit Risk Transfer Trust,
3,396,538	Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	3.15%	(b)	10/27/2022	3,391,490
2,127,309	Series 2021-1R-A (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.36%	(b)	02/27/2024	2,139,874
10,000,000	Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.46%	(b)	03/25/2026	9,831,672

	PNMAC GMSR Trust,
4,200,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	2.81%	(b)	04/25/2023	4,150,589

	PR Mortgage Loan Trust,
434,513	Series 2014-1-APT	5.90%	(a)(b)	10/25/2049	423,646

	Pretium Mortgage Credit Partners LLC,
8,448,608	Series 2021-RN1-A1	1.99%	(b)	02/25/2061	8,082,649
4,090,880	Series 2021-RN2-A1	1.74%	(b)	07/25/2051	3,895,544
4,720,644	Series 2021-RN3-A1	1.84%	(b)	09/25/2051	4,522,947

	PRPM LLC,
2,513,937	Series 2020-4-A1	2.95%	(b)	10/25/2025	2,455,514
8,303,698	Series 2021-10-A1	2.49%	(b)	10/25/2026	7,994,039
9,800,000	Series 2021-2-A2	3.77%	(a)(b)	03/25/2026	9,356,572
5,463,228	Series 2021-6-A1	1.79%	(b)	07/25/2026	5,205,529
5,987,000	Series 2021-6-A2	3.47%	(b)	07/25/2026	5,557,806
3,746,969	Series 2021-7-A1	1.87%	(b)	08/25/2026	3,562,285

	RBSGC Mortgage Loan Trust,
545,482	Series 2007-A-2A4	6.25%		01/25/2037	530,740

	Renaissance Home Equity Loan Trust,
15,416,733	Series 2006-2-AF2	5.76%		08/25/2036	7,585,373
9,028,559	Series 2006-3-AF4	5.81%		11/25/2036	4,280,881

	Residential Accredit Loans, Inc.,
1,453,161	Series 2005-QS12-A3	5.50%		08/25/2035	1,365,980
1,092,899	Series 2005-QS13-1A6	5.50%		09/25/2035	1,015,231
402,719	Series 2006-QS12-1A1	6.50%		09/25/2036	246,923
1,937,725	Series 2006-QS12-2A12 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 7.50% Cap)	0.66%		09/25/2036	1,541,501
1,937,725	Series 2006-QS12-2A13	7.14%	(a)(c)	09/25/2036	317,968
2,386,022	Series 2006-QS18-1A4	6.25%		12/25/2036	2,319,742
2,549,984	Series 2006-QS3-1A14	6.00%		03/25/2036	2,429,106
776,670	Series 2006-QS7-A2	6.00%		06/25/2036	720,903
695,524	Series 2007-QS11-A1	7.00%		10/25/2037	639,778
5,477,428	Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	4.99%	(c)(d)	01/25/2037	632,780
5,477,428	Series 2007-QS1-1A5 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	1.01%		01/25/2037	4,287,731
416,347	Series 2007-QS5-A1	5.50%		03/25/2037	380,804

	Residential Asset Securitization Trust,
4,132,572	Series 2006-A12-A1	6.25%		11/25/2036	2,137,453
952,993	Series 2006-A8-1A1	6.00%		08/25/2036	772,336

12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Funding Mortgage Securities Trust,
201,259	Series 2006-SA2-3A1	4.20%	(a)	08/25/2036	183,341

	Securitized Asset Backed Receivables LLC Trust,
10,893,513	Series 2006-NC1-A3 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	1.00%		03/25/2036	10,291,252

	Sequoia Mortgage Trust,
201,328	Series 2013-9-AP	0.00%	(b)	07/25/2043	177,457

	Soundview Home Loan Trust,
8,000,000	Series 2005-OPT4-M1 (1 Month LIBOR USD + 0.69%, 0.69% Floor)	1.15%		12/25/2035	7,679,549

	Starwood Mortgage Residential Trust,
2,196,743	Series 2020-3-A1	1.49%	(a)(b)	04/25/2065	2,168,093

	Structured Adjustable Rate Mortgage Loan Trust,
2,940,555	Series 2005-17-5A1	2.72%	(a)	08/25/2035	2,165,736
1,820,479	Series 2005-22-4A1	3.06%	(a)	12/25/2035	1,715,185
954,856	Series 2008-1-A2	2.72%	(a)	10/25/2037	850,199

	Structured Asset Mortgage Investments Trust,
3,467,529	Series 2006-AR6-1A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 10.50% Cap)	0.82%		07/25/2046	3,057,198
3,645,336	Series 2006-AR6-1A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 10.50% Cap)	0.84%		07/25/2046	2,942,000
7,050,145	Series 2006-AR7-A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor, 10.50% Cap)	0.88%		08/25/2036	6,841,546
6,660,479	Series 2007-AR3-2A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor, 10.50% Cap)	0.65%		09/25/2047	6,374,238

	Structured Asset Securities Corporation Mortgage Loan Trust,
4,500,000	Series 2007-BC4-M1 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.96%		11/25/2037	4,170,144

	Structured Asset Securities Corporation,
15,192,774	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.65%	(b)	03/25/2037	12,669,271

	Thornburg Mortgage Securities Trust,
155,738	Series 2007-4-2A1	2.02%	(a)	09/25/2037	155,509

	Toorak Mortgage Corporation Ltd.,
1,800,000	Series 2019-2-A2	4.21%		09/25/2022	1,773,742

	TVC Mortgage Trust,
4,300,000	Series 2020-RTL1-A2	3.97%	(b)	09/25/2024	4,168,162

	VCAT LLC,
4,664,949	Series 2021-NPL5-A1	1.87%	(b)	08/25/2051	4,479,998
4,655,156	Series 2021-NPL6-A1	1.92%	(b)	09/25/2051	4,462,042

	Velocity Commercial Capital Loan Trust,
1,291,659	Series 2019-1-M6	6.79%	(a)(b)	03/25/2049	1,240,499
598,299	Series 2019-2-M5	4.93%	(a)(b)	07/25/2049	575,927
2,620,372	Series 2019-2-M6	6.30%	(a)(b)	07/25/2049	2,491,381
1,465,757	Series 2020-1-M6	5.69%	(a)(b)	02/25/2050	1,371,165
1,722,115	Series 2021-1-M3	2.57%	(a)(b)	05/25/2051	1,553,453
4,402,801	Series 2021-1-M4	2.85%	(a)(b)	05/25/2051	3,981,169
3,782,366	Series 2021-2-M4	3.08%	(a)(b)	08/25/2051	3,427,529

	Verus Securitization Trust,
2,200,000	Series 2020-1-B1	3.62%	(a)(b)	01/25/2060	2,189,052
5,941,613	Series 2020-4-A1	1.50%	(b)	05/25/2065	5,815,862
432,848	Series 2020-NPL1-A1	3.60%	(b)	08/25/2050	432,749
6,685,000	Series 2021-6-B1	4.05%	(a)(b)	10/25/2066	6,173,092
2,073,000	Series 2021-R2-B1	3.25%	(a)(b)	02/25/2064	2,019,496

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	VOLT LLC,
4,521,689	Series 2021-NPL6-A1	2.24%	(b)	04/25/2051	4,386,191
12,327,323	Series 2021-NPL8-A1	2.12%	(b)	04/25/2051	11,829,243

	Washington Mutual Mortgage Pass-Through Certificates Trust,
1,095,432	Series 2005-10-2A8	6.00%		11/25/2035	1,090,880
2,888,093	Series 2006-5-2CB6	6.00%		07/25/2036	2,476,434
6,835,025	Series 2006-AR11-1A (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.10%		09/25/2046	6,325,547
10,949,331	Series 2006-AR18-1A1	2.54%	(a)	01/25/2037	10,494,589
2,041,439	Series 2007-2-1A6	6.00%		04/25/2037	1,979,888
116,714	Series 2007-4-1A1	5.50%		06/25/2037	113,773
7,900,698	Series 2007-HY7-3A1	3.00%	(a)	07/25/2037	7,914,087

	Wells Fargo Alternative Loan Trust,
549,394	Series 2007-PA3-1A4	5.75%		07/25/2037	536,300

	Wells Fargo Mortgage Backed Securities Trust,
532,123	Series 2006-AR4-2A1	2.88%	(a)	04/25/2036	518,312
2,900,797	Series 2007-7-A1	6.00%		06/25/2037	2,736,861

	ZH Trust,
8,000,000	Series 2021-2-A	2.35%	(b)	10/17/2027	7,982,808
2,000,000	Series 2021-2-B	3.51%	(b)	10/17/2027	1,886,502

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $890,377,993)				818,527,537

SHORT TERM INVESTMENTS 11.2%
34,708,357	First American Government Obligations Fund - Class U	0.20%	(g)		34,708,357
34,708,358	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(g)		34,708,358
34,708,358	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(g)		34,708,358

	Total Short Term Investments (Cost $104,125,073)				104,125,073

	Total Investments 100.3% (Cost $1,001,722,210)				929,650,160
	Liabilities in Excess of Other Assets (0.3)%				(2,745,010)

	NET ASSETS 100.0%				$926,905,150

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	13

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	88.3%
Short Term Investments	11.2%
Non-Agency Commercial Mortgage Backed Obligations	0.5%
Collateralized Loan Obligations	0.2%
Asset Backed Obligations	0.1%
Other Assets and Liabilities	(0.3)%

100.0%

(a)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)	Interest only security

(d)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(e)	Value determined using significant unobservable inputs.

(f)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(g)	Seven-day yield as of period end

14	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	March 31, 2022

ASSETS
Investments in Securities, at Value*	$825,525,087
Short Term Investments, at Value*	104,125,073
Interest and Dividends Receivable	1,716,608
Prepaid Expenses and Other Assets	630
Total Assets	931,367,398

LIABILITIES
Distribution Payable	4,276,521
Administration, Fund Accounting and Custodian Fees Payable	59,202
Professional Fees Payable	41,068
Transfer Agent Expenses Payable	30,123
Accrued Expenses	25,758
Trustees Fees Payable (See Note 7)	19,280
Shareholder Reporting Expenses Payable	10,296
Total Liabilities	4,462,248
Net Assets	$926,905,150

NET ASSETS CONSIST OF:
Paid-in Capital	$1,068,717,086
Undistributed (Accumulated) Net Investment Income (Loss)	2,850,981
Accumulated Net Realized Gain (Loss) on Investments	(72,590,867)
Net Unrealized Appreciation (Depreciation) on Investments	(72,072,050)
Total Distributable Earnings (Loss) (See Note 5)	(141,811,936)
Net Assets	$926,905,150

*Identified Cost:
Investments in Securities	$897,597,137
Short Term Investments	104,125,073

Class I (unlimited shares authorized):
Shares Outstanding	113,986,157
Net Asset Value, Offering and Redemption Price per Share	$8.13

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	15

Statement of Operations	Year Ended March 31, 2022

INVESTMENT INCOME
Income:
Interest	$38,702,792
Total Investment Income	38,702,792

Expenses:
Investment Advisory Fees	5,356,735
Administration, Fund Accounting and Custodian Fees	181,281
Professional Fees	142,908
Transfer Agent Expenses	83,862
Shareholder Reporting Expenses	35,972
Miscellaneous Expenses	24,850
Insurance Expenses	15,445
Trustees Fees	12,268
Registration Fees	372
Total Expenses	5,853,693
Less: Investment Advisory Fees (Waived)	(5,356,735)
Net Expenses	496,958

Net Investment Income (Loss)	38,205,834

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Investments	155,009
Net Change in Unrealized Appreciation (Depreciation) on Investments	(32,523,828)
Net Realized and Unrealized Gain (Loss) on Investments	(32,368,819)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,837,015

16	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Year Ended March 31, 2022	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$38,205,834	$40,391,845
Net Realized Gain (Loss) on Investments	155,009	1,812,470
Net Change in Unrealized Appreciation (Depreciation) on Investments	(32,523,828)	98,226,273
Net Increase (Decrease) in Net Assets Resulting from Operations	5,837,015	140,430,588

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(45,470,915)	(45,072,586)

Total Distributions to Shareholders	(45,470,915)	(45,072,586)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(4,800,000)	(102,434,480)

Total Increase (Decrease) in Net Assets	$(44,433,900)	$(7,076,478)

NET ASSETS
Beginning of Period	$971,339,050	$978,415,528
End of Period	$926,905,150	$971,339,050

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	17

Financial Highlights

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)
3/31/2022	$8.48	0.33	(0.29)	0.04	(0.39)	—	(0.39)	$8.13	0.47%	$926,905	0.60%	0.05%	0.05%	3.92%
3/31/2021	$7.70	0.34	0.82	1.16	(0.38)	—	(0.38)	$8.48	15.25%	$971,339	0.60%	0.05%	0.05%	4.05%
3/31/2020	$8.77	0.42	(1.00)	(0.58)	(0.49)	—	(0.49)	$7.70	(7.11)%	$978,416	0.59%	0.04%	0.04%	4.79%
3/31/2019	$9.05	0.47	(0.13)	0.34	(0.62)	—	(0.62)	$8.77	3.85%	$817,374	0.61%	0.06%	0.06%	5.26%
3/31/2018	$9.14	0.56	0.13	0.69	(0.78)	—	(0.78)	$9.05	7.81%	$732,651	0.60%	0.05%	0.08%	6.04%

										Period Ended
										3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes										28%	31%	34%	25%	23%

(a) Calculated based on average shares outstanding during the period.

18	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	March 31, 2022

1.  Organization

The Fund is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014 and was originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the Investment Company Act of 1940, as amended (the “1940 Act”), a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. Shares of the Fund may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the 1940 Act, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act. The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts. The Fund’s investment objective is to seek long- term total return.

The fiscal year end for the Fund is March 31, and the period covered by these Financial Statements is for the period ended March 31, 2022 (the “period end”).

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services— Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A.  Security Valuation. The Fund has adopted US GAAP fair value accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table, which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Annual Report	|	March 31, 2022	19

Notes to Financial Statements (Cont.)

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 2022:

Category

Investments in Securities

Level 1

Money Market Funds	$104,125,073

Total Level 1	104,125,073

Level 2

Non-Agency Residential Collateralized Mortgage Obligations	818,082,104

Non-Agency Commercial Mortgage Backed Obligations	4,108,776

Collateralized Loan Obligations	1,858,790

Asset Backed Obligations	860,144

Total Level 2	824,909,814

Level 3

Non-Agency Commercial Mortgage Backed Obligations	169,840

Non-Agency Residential Collateralized Mortgage Obligations	445,433

Total Level 3	615,273

Total	$929,650,160

See the Schedule of Investments for further disaggregation of investment categories.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code because 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. Generally, provisions for income taxes are not included in the financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2019-2021 (Federal) and 2018-2021 (CA) for the Fund, are those that are open for exam by taxing authorities. As of March 31, 2022, the Fund has no examination in progress.

Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year ended March 31, 2022. The Fund identifies its major tax jurisdiction as U.S. Federal, the State of Delaware and the State of California. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

20	DoubleLine Selective Credit Fund

March 31, 2022

The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related and Other Party Transactions

The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

Pursuant to a letter agreement dated November 20, 2014 between the Adviser and the Trust, on behalf of the Fund (the “Letter Agreement”), the Adviser has agreed to waive the entire investment advisory fee it is entitled to receive pursuant to the Advisory Agreement effective as of December 1, 2014. Such waiver shall continue until terminated (1) by the Adviser upon 60 days’ notice to the Board or (2) immediately upon the approval of a majority vote of the Trustees of the Trust who are not “interested persons” of the Trust, as defined under the 1940 Act. The Adviser may not seek reimbursement from the Fund with respect to any advisory fees waived to comply with the terms of the Letter Agreement. Under the Letter Agreement, for the fiscal year ended March 31, 2022, the Adviser fully waived the total investment advisory fee of $5,356,735.

Annual Report	|	March 31, 2022	21

Notes to Financial Statements (Cont.)

In addition, pursuant to an Expense Limitation Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Expense Limitation Agreement”), the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.64% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above are expected to apply until at least July 31, 2023. However, these expense limitations may be terminated by the Fund’s Board at any time.

Other than described above, to the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses pursuant to the Expense Limitation Agreement, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and to the Fund’s expense limitations in place when the expenses were reimbursed or the fees were waived.

As of March 31, 2022, there is no amount remaining that is eligible for reimbursement or recoupment.

4.  Purchases and Sales of Securities

For fiscal year ended March 31, 2022, purchases and sales of investments, excluding short term investments, were $254,159,336 and $287,162,480, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, bonds and notes) during the period.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021

Distributions Paid From:

Ordinary Income	$45,470,915	$45,072,586

Total Distributions Paid	$45,470,915	$45,072,586

The cost basis of investments for federal income tax purposes as of March 31, 2022, was as follows:

Tax Cost of Investments	$1,006,830,813

Gross Tax Unrealized Appreciation	5,079,440

Gross Tax Unrealized Depreciation	(82,260,093)

Net Tax Unrealized Appreciation (Depreciation)	$(77,180,653)

As of March 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(77,180,653)

Undistributed Ordinary Income	7,143,646

Undistributed Long Term Capital Gains	—

Total Distributable Earnings	7,143,646

Other Accumulated Gains (Losses)	(71,774,929)

Total Distributable Earnings (Loss)	$(141,811,936)

As of March 31, 2022, the Fund had $67,482,264 available for a capital loss carryforward. As of March 31, 2022, the Fund did not have any late year losses or post-October losses.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses. For the year ended March 31, 2022, the following table shows the reclassifications made:

22	DoubleLine Selective Credit Fund

March 31, 2022

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital

DoubleLine Selective Credit Fund	$8,447,510	$(8,447,510)	$—

If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount

Shares Sold	7,812,191	$66,300,000	18,052,455	$149,100,000

Shares Redeemed	(8,395,242)	(71,100,000)	(30,474,505)	(251,534,480)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(583,051)	$(4,800,000)	(12,422,050)	$(102,434,480)

7.   Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $12,268 from the Fund for the year ended March 31, 2022. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statement of Operations are shown as $12,268, which includes $10,190 in current fees (either paid in cash or deferred) and an increase of $2,078 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.   Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”) an uncommitted $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Effective March 13, 2023, borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%.

For the year ended March 31, 2022, the Fund did not draw on its available credit facility.

9.   Significant Shareholder Holdings

As of March 31, 2022, the Fund had 16 shareholders of record; four of the Fund’s shareholders, one of which was under common control with each other, collectively owned 46% of the total outstanding shares of the Fund. Each shareholder is an institutional separate account over which the Adviser has investment discretion. See the description of Large Shareholder Risk in the following Principal Risks Note.

Annual Report	|	March 31, 2022	23

Notes to Financial Statements (Cont.)

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, yield and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.

•

active management risk:  the risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset- backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLO”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk:  the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

24	DoubleLine Selective Credit Fund

March 31, 2022

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

°

LIBOR risk:  the London Interbank Offered Rate (“LIBOR”) is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk:  the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives (“Rule 18f-4”), which will impose limits on the amount of derivatives the Fund can enter into and will treat derivatives, as well as certain debt securities, as senior securities. The Fund’s ability to use derivative instruments and other senior securities, including any credit facilities available to it, and to invest and operate as it has historically, may be adversely affected. The Fund is required to comply with new Rule 18f-4 by August 19, 2022.

•

focused investment risk:  the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlement of transactions, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

Annual Report	|	March 31, 2022	25

Notes to Financial Statements (Cont.)

•

fund level tax risk:  the risk that the Fund while considered a personal holding company for federal income tax purposes will incur a Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as ‘junk bonds’, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

large shareholder risk:  the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited offering risk:  the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of the Fund’s investments may become highly illiquid. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational and information security risks:  an investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

26	DoubleLine Selective Credit Fund

March 31, 2022

•

reliance on the adviser: the risk associated with the Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•

restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•

structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase the Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

11.  Recently Issued Accounting Pronouncements and Regulatory Matters

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements

Annual Report	|	March 31, 2022	27

Notes to Financial Statements (Cont.)

and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

28	DoubleLine Selective Credit Fund

Report of Independent Registered Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Selective Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DoubleLine Selective Credit Fund (one of the funds constituting DoubleLine Funds Trust, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

May 23, 2022

We have served as the auditor of one or more investment companies in DoubleLine Investment Company Complex since 2010.

Annual Report	|	March 31, 2022	29

Shareholder Expenses	(Unaudited) March 31, 2022

Example

As a shareholder of the Fund, you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/2021 through 3/31/2022. Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value	Ending Account Value at 3/31/22	Expenses Paid During Period(a)(b)	Ending Account Value 3/31/22	Expenses Paid During Period(a)(b)

DoubleLine Selective Credit Fund	Class I	0.05%	$1,000	$980	$0.25	$1,025	$0.25

(a) Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Reflects fee waiver and expense limitation arrangements in effect during the period.

30	DoubleLine Selective Credit Fund

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2022

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Selective Credit Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Real Estate and Income Fund

DoubleLine Emerging Markets Local Currency Bond Fund

DoubleLine Income Fund

DoubleLine Multi-Asset Trend Fund

DoubleLine Multi-Asset Trend Ltd.

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

DoubleLine Yield Opportunities Fund

At a meeting held in February 2022, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds listed above (the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and/or to DoubleLine Alternatives LP, as appropriate in the context.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2022 meeting with management and at meetings held in preparation for that February 2022 meeting, including portions held outside the presence of management, specifically to review and consider materials related to the proposed continuation of each Advisory Agreement.

The Trustees also meet regularly with investment advisory, compliance, risk management, operational, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds, DoubleLine’s investment program for each Fund, the performance of each Fund, the fees and expenses of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive or controlling. In all their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and

Annual Report	|	March 31, 2022	31

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including, among others, Mr. Jeffrey Gundlach, and the strong historical investor interest in products managed by DoubleLine.

The Trustees reviewed reports prepared by Strategic Insight (the “Strategic Insight Reports”), an Asset International Company (“Strategic Insight”), that compared, among other information, each Fund’s net management fee rate and net total expense ratio (Class I shares with respect to the open-end Funds) against the net management fee rate and net total expense ratio of a group of peers selected by Strategic Insight, and each Fund’s performance records (Class I shares with respect to the open-end Funds) for the one-year, three-year (where applicable), and five-year (where applicable) periods ended December 31, 2021 against the performance records of those funds in each Fund’s Morningstar category and the performance of the Fund’s broad-based benchmark index. The Independent Trustees met with Strategic Insight representatives to review the comparative information set out in the Strategic Insight Reports, the methodologies used by Strategic Insight in compiling those reports and selecting the peer groups used within those reports, and considerations to weigh in evaluating the comparative information presented in those reports, including in a number of instances challenges encountered in assembling a group of peers for a Fund with principal investment strategies or investment approaches substantially similar to those of a Fund. Where applicable, the Trustees received information from DoubleLine and discussed factors contributing to underperformance of the Funds relative to their peer groups.

In respect of the open-end Funds, the Trustees considered the comparative Fund performance information in the Strategic Insight Reports, including for the one-year, three-year (where applicable), and five-year (where applicable) periods ending December 31, 2021. The Trustees noted those Funds that generally had strong performance relative to their peer groups over most or all of those periods, including, without limitation, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Flexible Income Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Shiller Enhanced International® and DoubleLine Income Fund. In respect of other Funds, the Trustees considered in each case the reasons that DoubleLine provided for the relative underperformance, including in respect of DoubleLine Multi-Asset Growth Fund, DoubleLine Ultra Short Bond Fund and DoubleLine Global Bond Fund. The Trustees noted in this regard that the investment positioning and other explanations provided by DoubleLine for relative underperformance were consistent with both the relevant Fund’s principal investment strategies and DoubleLine’s historical approach to risk management. The Trustees noted also that the bulk of the open-end Funds that had had underperformed the median of their peer groups over the three- and/or five-year period ended December 31, 2021, had improved performance over the one-year period then ended, including each of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Infrastructure Income Fund, and DoubleLine Real Estate and Income Fund, with each of those Funds performing in the first or second quartile of their peers for that period. The Trustees noted that they had requested and received supplemental comparative performance information for the ten-year period ended December 31, 2021 for those Funds with ten years of investment operations. They noted that each of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund had performed in the second quartile of its peer group over that ten-year period and that DoubleLine Multi-Asset Growth Fund had performed in the third quartile of its peer group over that period. In evaluating performance, the Trustees also reviewed and considered information that DoubleLine provides to them quarterly regarding each Fund’s relative performance for other measurement periods, including each Fund’s since inception performance. The Trustees recognized that certain of the Funds, including DoubleLine Multi-Asset Trend Fund, have limited operating histories and that it was important to provide the Funds’ portfolio management teams sufficient time to establish a performance history.

In evaluating each Fund’s relative performance, the Trustees also considered information Strategic Insight and DoubleLine provided regarding differences in investment mandate, investment focus, and/or investment approach between a Fund and other funds in its peer group, including those instances where Strategic Insight reported encountering challenges in assembling a peer group of funds comprised of other funds with principal investment strategies or investment approaches substantially similar to a Fund.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ net management fees and net total expenses relative to their expense peer groups. The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers, but rather seeks to set fees at a competitive level that reflects DoubleLine’s demonstrated significant expertise and experience in the investment strategies that if offers. The Strategic Insight Reports showed four open-end Funds with net management fees in the fourth quartile of their expense groups. In considering the relative level of those fees, the Trustees

32	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2022

considered, among other things, DoubleLine’s demonstrated significant expertise, success and experience running fixed income strategies over the long term and that the long-term relative performance records of each of DoubleLine Total Return Bond Fund, DoubleLine Strategic Commodity Fund and DoubleLine Emerging Markets Fixed Income Fund were quite favorable and that significant differences existed between DoubleLine Infrastructure Income Fund’s principal investment strategies and those of the bulk of the funds in its peer group, which did not similarly focus on infrastructure-related bonds. The Independent Trustees also noted that there were one or more funds in each of those Funds’ peer groups with higher net management fees and, in some cases, multiple funds with significantly higher net management fees.

The Trustees also considered the portion of the Strategic Insight Reports covering the open-end Funds’ net total expenses, noting that the reports showed that each open-end Fund, other than DoubleLine Total Return Bond Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Strategic Commodity Fund, DoubleLine Infrastructure Income Fund, and DoubleLine Emerging Markets Local Currency Bond Fund, had a net total expense ratio in the first or second quartile of its expense peer group. The Trustees noted that DoubleLine Total Return Bond Fund’s, DoubleLine Emerging Markets Fixed Income Fund’s and DoubleLine Infrastructure Income Fund’s net total expense ratios were within 2 basis points or less of the median of their peer group, and that DoubleLine Emerging Markets Local Currency Bond Fund’s net total expense ratio was 4 basis points above the median of its peer group. The Trustees noted that only DoubleLine Strategic Commodity Fund had a net total expense ratio that was in the fourth comparative quartile of its expense peer group and, in that respect, they noted that the Fund’s net total expense ratio was significantly below the high end of the range of its expense group and in line with several others, and they also took into account DoubleLine Strategic Commodity Fund’s favorable performance, which was above the median of its Morningstar category for both the one-year and five-year periods shown and above the Fund’s benchmark index for the one-year and five-year periods shown.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreements for the proposed additional one-year term.

In respect of the closed-end Funds, the Trustees considered the information in the Strategic Insight Reports regarding the Funds’ performance records and net management fees and net total expenses, based on each Fund’s net assets (excluding the principal amount of borrowings) and, separately, on each Fund’s total managed assets (including the principal amount of borrowings). As to DoubleLine Income Solutions Fund (“DSL”), the Trustees noted the Fund’s strong performance, in particular that the Fund was in the first performance quartile for the one-year and five-year periods and in the second performance quartile for the three-year period. The Trustees also noted that DSL’s net total expense ratio (excluding investment related expenses) was below the median of its expense peer group on both a net assets and a total managed assets basis and that its net management fee rate was above, though near, the median of its expense group on both a net assets and a total managed assets basis. In evaluating the comparative net management fee and net total expense ratios of DSL, the Independent Trustees considered the Fund’s strong relative long-term performance record.

As to DoubleLine Opportunistic Credit Fund (“DBL”), the Trustees noted that the Fund performed in the third quartile of its Morningstar peer group for the one-, three-, and five-year periods and outperformed its benchmark index for the one-, three-, and five-year periods shown in the Strategic Insight Report. The Trustees noted that DBL’s net management fees were in the second quartile of the Fund’s expense group on a net assets basis and in the third quartile of the expense group on a total managed assets basis. The Trustees also noted that DBL’s net total expense ratio was shown in the Strategic Insight Report to be higher than the median of the Fund’s expense peer group on both a net assets and a total managed assets basis, though below one or more of DBL’s expense group peers in each instance. The Independent Trustees also considered DoubleLine’s significant experience and expertise in managing fixed income strategies of the type employed by DoubleLine on behalf of the Fund.

As to DoubleLine Yield Opportunities Fund (“DLY”), the Trustees noted DLY’s limited operating history and that it had performed in the third quartile for the one-year period of its Morningstar peer group and outperformed its benchmark index for the one-year period shown in the Strategic Insight Report. The Trustees compared DLY’s net management fees and net total expenses to two peer groups assembled by Strategic Insight: (1) a group of leveraged closed-end funds selected by Strategic Insight that were categorized as “Multisector Bond” funds by Morningstar, which had not necessarily adopted recent structural changes in the closed-end marketplace (or which were launched prior to when those changes began to be adopted) (“Group A”), and (2) a group of closed-end funds that had launched more recently with organizational and offering expense arrangements with their sponsors similar to those of DLY (“Group B”). The Trustees noted that DLY’s net management fee was above the median net management fee of Group A, and that DLY’s net total expense ratio was above the median of Group A on both a net assets and a total managed assets basis. The Trustees noted also that DLY’s net management fees were in line with a number of its peers in Group B but also higher, and in some cases substantially higher, than the fees of the other peer funds in Group B, though not unreasonably so in light of information Strategic Insight had provided regarding changes in the closed-end fund marketplace beginning in 2018, differences in strategies employed by the funds in the peer group, the risks that DoubleLine had assumed as DLY’s sponsor in line

Annual Report	|	March 31, 2022	33

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

with recent structural changes in the closed-end marketplace, the complexity of the Fund’s investment strategies, and DoubleLine’s investment experience and expertise. In evaluating the comparative net management fee rate of DLY, the Independent Trustees considered DoubleLine’s representation that it believes that DLY represents good value to shareholders, in light of the expertise and experience of Messrs. Gundlach and Sherman, who have both served as the Fund’s portfolio managers since the Fund’s inception.

The Trustees noted that each of DSL, DBL, and DLY had employed leverage during some or all of the periods shown in the Strategic Insight Reports, and considered information from DoubleLine that they receive quarterly intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage, including incremental management fees.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, liquidity monitoring services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered information provided by DoubleLine relating to its historical and continuing commitment to hire additional resources and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods to continue to provide services of the same nature and quality as DoubleLine has historically provided to the Funds.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, and are in most cases lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine also bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a sub-adviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account, among other things, information about both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative long-term performance of the relevant Funds, the consistency and transparency of the Funds’ investment operations over time, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered in this respect information provided by DoubleLine regarding its reinvestment in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate changing regulatory requirements.

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds and DoubleLine’s reported profitability, and that a number of the open-end Funds had achieved significant size. They noted also that none of the Funds has breakpoints in its advisory fee schedule, though the Trustees considered management’s view that the fee schedules for

34	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2022

the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally, when taking into account expense limitations (where applicable), reflects reasonably foreseeable economies of scale. In this regard, the Trustees noted also that the information provided by Strategic Insight supported the view that the net management fees of the largest open-end Funds remained fairly and competitively priced. The Trustees separately noted that DoubleLine had agreed to continue in place the expense limitation arrangements for a number of the Funds at current levels for an additional one-year period, with the prospect of recouping any waived fees or reimbursed expenses at a later date. In evaluating economies of scale more generally, the Trustees also noted ongoing changes to the regulatory environment, which required DoubleLine to re-invest in its business and infrastructure. Based on these factors and others, the Trustees concluded that it was not necessary at the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

With regard to DSL, DBL, and DLY, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. The Trustees noted DoubleLine’s view that the levels of its profitability in respect of DSL, DBL, and DLY are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement(s); that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Annual Report	|	March 31, 2022	35

Statement Regarding the Fund’s Liquidity Risk Management Program	(Unaudited) March 31, 2022

The Fund has adopted a liquidity risk management program. The program’s principal objectives include mitigating the risk that the Fund is unable to meet its redemption obligations timely and supporting the Fund’s compliance with its limits on investments in illiquid assets. For the fiscal year ended March 31, 2022, the program administrator determined that the program supported the Fund’s ability to honor redemption requests timely and the Adviser’s management of the Fund’s liquidity profile. The program includes a number of elements that support the assessment and management of liquidity risk, including the periodic classification and re-classification of the Fund’s investments into groupings based on the Adviser’s view of their liquidity. There can be no assurance that the program will achieve its objectives. Please refer to your Fund’s private placement memorandum for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36	DoubleLine Selective Credit Fund

Federal Tax Information	(Unaudited) March 31, 2022

For the fiscal year ended March 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Selective Credit Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2022, was as follows:

Dividends Received Deduction

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2022, for the Fund was as follows:

Qualified Short-Term Gains

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2022, for the Fund was as follows:

Qualified Interest Income

DoubleLine Selective Credit Fund	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Annual Report	|	March 31, 2022	37

Trustees and Officers	(Unaudited) March 31, 2022

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	23	None

John C. Salter, 1957	Trustee	Indefinite/Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	23	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	23	Independent Trustee, DoubleLine ETF Trust (an open-end investment company with 2 portfolios). Independent Trustee, Advisors Series Trust (an open-end investment company with 42 portfolios)(3)

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 2002 North Tampa Street, Tampa, FL 33602.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of the Adviser and hold direct or indirect ownership interests in DoubleLine Capital LP and DoubleLine Alternatives LP. Additionally, Mr. Redell is an officer of the Trust.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	20	Interested Trustee, DoubleLine ETF Trust

Ronald R. Redell, 1970	President and Trustee	Indefinite/President Since Inception and Trustee Since January 2019	Trustee, Chairman, President and Chief Executive Officer of DoubleLine Yield Opportunities Fund (since November 2019); Trustee, Chairman, President, and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019) and Executive (from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	23	Interested Trustee, DoubleLine ETF Trust

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 2002 North Tampa Street, Tampa, FL 33602.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com.

38	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2022

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020	Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Capital (since January 2013). Formerly, Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistice Credit Fund (since May 2019).

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2021 and Secretary Since July 2018	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Secretary, DoubleLine Income Solutions Fund (since July 2018); Secretary, DoubleLine Opportunistic Credit Fund (since July 2018); Secretary, DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/ Since Since May 2012	Vice President and Assistant Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions* Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

Annual Report	|	March 31, 2022	39

Trustees and Officers (Cont.)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	Vice President	Indefinite/Vice President Since May 2016	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2016); Vice President, DoubleLine Income Solutions Fund (since May 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Formerly, Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (from November 2019 to September 2020); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Equity LP and DoubleLine Alternatives (from March 2016 to September 2020).

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017); Fund Operations, PIMCO (from September 2007 to April 2014).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since January 2020	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since January 2020) Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020	Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, Vice President, DoubleLine Funds Trust (since January 2020); DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018). Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

40	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2022

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Robert Herron, 1987	Vice President	Indefinite/Since June 2020	Vice President, DoubleLine Funds Trust (since June 2020); Vice President, DoubleLine Yield Opportunities Fund (since June 2020); Vice President, DoubleLine Income Solutions Fund (since June 2020); Vice President, DoubleLine Opportunistic Credit Fund (since June 2020). Manager–Risk Analytics, DoubleLine Capital (since January 2017); Formerly, Analyst–Risk Analytics, DoubleLine Capital (from October 2011 to January 2017).

Jose Sarmenta, 1975	Anti-Money Laundering Officer		Anti-Money Laundering Officer, DoubleLine Funds Trust (since September 2020); Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Opportunistic Credit Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Income Solutions Fund (since September 2020); Compliance Analyst, DoubleLine Capital (since October 2019); Formerly, Compliance Manager, Anti-Money Laundering Manager for CIM Group (from November 2017 to October 2019); Governance and Risk Manager for PennyMac Financial Services Inc. (from July 2015 to November 2017).

(1) The address of each officer is c/o DoubleLine Funds, 2002 North Tampa Street, Tampa, FL 33602.

Annual Report	|	March 31, 2022	41

Information About Proxy Voting	(Unaudited) March 31, 2022

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

42	DoubleLine Selective Credit Fund

Privacy Policy	(Unaudited) March 31, 2022

What Does DoubleLine Do with Your Personal Information?

This notice provides information about how DoubleLine (“we,” “our” and “us”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where do we obtain your personal information?

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties with privacy policies that may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

Annual Report	|	March 31, 2022	43

Privacy Policy (Cont.)

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is required or authorized by law to do so, such as for the purpose of compliance with regulatory requirements or in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act (CCPA).

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data; or
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Notice to investors in Cayman Islands investment funds

If you are a natural person, please review this notice as it applies to you directly. If you are a legal representative of a corporate or entity investor that provides us with any personal information about individuals (i.e., natural persons), you agree to furnish a copy of this notice to each such individual or otherwise advise them of its content.

Any international transfer of personal information will be compliant with the requirements of the Data Protection Act, 2017 of the Cayman Islands.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

44	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2022

Access to and Control of Your Personal Information

Depending on your country of domicile or applicable law, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to DoubleLine customers outside the United States may not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change in accordance with applicable law.

Annual Report	|	March 31, 2022	45

Investment Adviser:

DoubleLine Capital LP

2002 North Tampa Street

Suite 200

Tampa, FL 33602

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-ANNUAL-SC

DoubleLine ||2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2022	FYE 3/31/2021
(a) Audit Fees	$1,045,350	$1,098,740
(b) Audit-Related Fees	$900	$900
(c) Tax Fees	$267,824	$257,365
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2022	FYE 3/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

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(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2022	FYE 3/31/2021
Registrant	$267,824	$257,365
Registrant’s Investment Adviser	$1,411,398	$1,474,153

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

2

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Funds Trust

By (Signature and Title)          /s/ Ronald R. Redell

Ronald R. Redell, President

Date        6/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/ Ronald R. Redell

Ronald R. Redell, President

Date        6/2/2022

By (Signature and Title)          /s/ Henry V. Chase

Henry V. Chase, Treasurer and

Principal Financial and Accounting Officer

Date        6/2/2022

4